                                                            (PULITZER INC. LOGO)

For Immediate Release

                                                      900 North Tucker Boulevard

                                                       St. Louis, Missouri 63101

                                                                Tel 314/340-8402

                                                                Fax 314/340-3125

                           For further information, contact
                           James V. Maloney, Director of
                           Shareholder Relations
                           (314) 340-8402


                       PULITZER INC. REPORTS THIRD PERIOD
                   REVENUE FOR FOUR WEEKS ENDED MARCH 30, 2003

ST. LOUIS, April 22, 2003-- Pulitzer Inc. (NYSE:PTZ) today announced that revenues from continuing operations decreased 3.1 percent for the four-week accounting period ended March 30, 2003 and decreased 1.8 percent for the thirteen-week year-to-date period when compared to the comparable 2002 periods.

March 2003 advertising revenue from continuing operations in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets decreased 3.5 percent versus last year. This reflects a year-on-year advertising revenue decrease of 2.8 percent at the combined St. Louis operations and a year-on-year decrease of 5.4 percent at PNI. The principal components of the third-period advertising revenue results were:

    o Retail advertising revenue, including preprints, decreased 1.0 percent. Retail ROP decreased 6.7 percent due to weakness in the major department store, financial and furniture categories in St. Louis. Declines in retail ROP were partially offset by a 13.7 percent increase in retail preprint revenue. Revenue from local retail accounts in St. Louis increased in the mid-single digits. Advertiser caution related to the war and the late Easter holiday slowed advertising growth.

    o National advertising revenues, including preprints, increased 9.9 percent over the comparable 2002 period due to increased preprint revenue and strong telecommunication advertising in St. Louis.

    o Classified revenue decreased 10.1 percent from last year due to continued weakness in help wanted and lower automotive revenue in St. Louis and at PNI. In March 2003, help wanted revenue decreased 13.9 percent in St. Louis and 10.6 percent at PNI. Automotive revenue decreased 21.3 percent in St. Louis and 15.9 percent at PNI.

In March 2003, advertising revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") increased 3.0 percent, while total revenue increased 4.9 percent. TNI retail revenue, including preprints, increased 3.7 percent with a 3.0 percent increase in ROP. Local territory accounts increased 12.3 percent compared to last year results. TNI national revenue, including preprints, decreased 1.3 percent, and classified revenue increased 2.4 percent, reflecting strength in automotive and real estate, which increased 1.9 percent and 15.1 percent, respectively.

                                     -more-

Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Arizona, and 12 other dailies: The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; the Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company also owns the Suburban Journals of Greater St. Louis, a group of 37 weekly papers and various niche publications.

The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For further information, visit our Web site at www.pulitzerinc.com.


NOTE:

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.




                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                                         Four Weeks                                13 Weeks
                                           Four Weeks      Ended                      13 Weeks      Ended
                                             Ended        March 31                     Ended       March 31
                                            March 30        2002                      March 30       2002
                                             2003         (Note 1)       Change         2003       (Note 1)      Change
                                           ---------     ----------     --------      --------     --------     --------
CONSOLIDATED OPERATING REVENUES:
 Advertising:
  Retail                                   $   9,051     $    9,703         -6.7%     $ 27,208     $ 28,751         -5.4%
  National                                     2,141          1,963          9.1%        6,821        6,377          7.0%
  Classified                                   8,840          9,831        -10.1%       28,438       30,493         -6.7%
                                           ---------     ----------     --------      --------     --------     --------
    Total                                     20,032         21,497         -6.8%       62,467       65,621         -4.8%
  Preprints                                    4,639          4,073         13.9%       13,732       11,956         14.9%
                                           ---------     ----------     --------      --------     --------     --------
    Total Advertising                         24,671         25,570         -3.5%       76,199       77,577         -1.8%
  Circulation                                  6,282          6,292         -0.2%       20,196       20,462         -1.3%
  Other                                          616            712        -13.5%        1,837        2,004         -8.3%
                                           ---------     ----------     --------      --------     --------     --------
    Total                                  $  31,569     $   32,574         -3.1%     $ 98,232     $100,043         -1.8%
                                           =========     ==========     ========      ========     ========     ========

OPERATING REVENUES OF CONSOLIDATED
  SUBSIDIARIES:
 Combined St. Louis Operations
   (Note 2)
  Advertising (Note 3)                     $  17,944     $   18,462         -2.8%     $ 55,546     $ 56,598         -1.9%
  Circulation                                  4,650          4,643          0.2%       14,958       15,251         -1.9%
  Other                                          149            272        -45.2%          445          620        -28.2%
                                           ---------     ----------     --------      --------     --------     --------
    Total                                  $  22,743     $   23,377         -2.7%     $ 70,949     $ 72,469         -2.1%
                                           =========     ==========     ========      ========     ========     ========
 Pulitzer Newspapers, Inc.
  Advertising (Note 3):                    $   6,727     $    7,108         -5.4%     $ 20,653     $ 20,979         -1.6%
  Circulation                                  1,632          1,649         -1.0%        5,238        5,211          0.5%
  Other                                          467            440          6.1%        1,392        1,384          0.6%
                                           ---------     ----------     --------      --------     --------     --------
    Total                                  $   8,826     $    9,197         -4.0%     $ 27,283     $ 27,574         -1.1%
                                           =========     ==========     ========      ========     ========     ========

OPERATING REVENUES OF UNCONSOLIDATED
  NEWSPAPER JOINT VENTURE:
 Pulitzer's 50% share of Tucson
    Newspaper Agency:
  Advertising (Note 3)                      $  3,357     $    3,259          3.0%     $ 10,573     $ 10,091          4.8%
  Circulation                                    941            871          8.0%        3,048        2,848          7.0%
  Other                                           58             24        141.7%          124          159        -22.0%
                                           ---------     ----------     --------      --------     --------     --------
    Total                                   $  4,356     $    4,154          4.9%     $ 13,745     $ 13,098          4.9%
                                           =========     ==========     ========      ========     ========     ========

----------

Note 1

Certain reclassifications have been made to the 2002 financial statements and statistical data to conform with the presentation made in 2003.

Note 2

Includes revenues of the Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

For the four-week and year-to-date periods ended March 30, 2003, classified employment advertising revenue in St. Louis, including STLtoday.com, declined
13.9 percent and 12.8 percent, respectively. At PNI, classified employment advertising revenue decreased 10.6 percent and 8.0 percent for the four-week and year-to-date periods, respectively. At the Tucson Newspaper Agency, classified employment advertising revenue decreased 9.9 percent and 0.8 percent for the four-week and year-to-date periods, respectively.




                                    - more -

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION

                                                             Four Weeks                                  13 Weeks
                                               Four Weeks      Ended                       13 Weeks       Ended
                                                  Ended       March 31                      Ended        March 31
                                                March 30        2002                       March 30        2002
                                                  2003        (Note 1)        Change         2003        (Note 1)        Change
                                               ----------    ----------      -------       --------      --------        ------
ADVERTISING LINAGE
(in thousands of inches)

ST. LOUIS POST-DISPATCH:
 Advertising Inches
   Full run (all zones)
    Retail                                           56.4          54.0          4.4%         168.5         162.8           3.5%
    General                                          15.3          14.4          6.3%          47.1          48.6          -3.1%
    Classified                                       76.7          82.1         -6.6%         243.0         250.3          -2.9%
                                               ----------    ----------       ------       --------        ------        ------
      Total                                         148.4         150.5         -1.4%         458.6         461.7          -0.7%
 Part run (Retail/Classified) (Note 4)               35.9          45.4        -20.9%         109.0         134.4         -18.9%
                                               ----------    ----------       ------       --------        ------        ------
      Total Inches                                  184.3         195.9         -5.9%         567.6         596.1          -4.8%
                                               ==========    ==========       ======       ========        ======        ======

TUCSON NEWSPAPER AGENCY:
 Star/Citizen advertising inches
   Full run (all zones)
    Retail                                          119.4         133.3        -10.4%         378.9         395.7          -4.2%
    General                                           6.4           7.7        -16.9%          23.9          24.0          -0.4%
    Classified                                      123.8         120.3          2.9%         385.8         368.2           4.8%
                                               ----------    ----------       ------       --------        ------        ------
      Total                                         249.6         261.3         -4.5%         788.6         787.9           0.1%
 Part run (Retail/Classified)                         5.8          10.8        -46.3%          18.7          37.6         -50.3%
                                               ----------    ----------       ------       --------        ------        ------
      Total Inches                                  255.4         272.1         -6.1%         807.3         825.5          -2.2%
                                               ==========    ==========       ======       ========        ======        ======

                                              Period Average                             Year-to-Date Average
                                         -------------------------                     -------------------------
CIRCULATION (Note 5)                        2003           2002          Change           2003           2002          Change
                                         ----------     ----------     ----------      ----------     ----------     ----------
ST. LOUIS POST-DISPATCH:
   Daily                                    303,719        285,252            6.5%        286,760        290,522           -1.3%
   Sunday                                   471,719        470,054            0.4%        467,773        472,592           -1.0%
COMBINED PULITZER NEWSPAPERS, INC. :
   Daily                                    191,143        189,006            1.1%        189,379        188,831            0.3%
   Sunday                                   191,356        185,206            3.3%        190,951        185,997            2.7%
TUCSON NEWSPAPER AGENCY:
   Star Daily                               112,274        109,998            2.1%        111,508        110,135            1.2%
   Citizen Daily                             37,069         38,302           -3.2%         36,046         38,059           -5.3%
                                         ----------     ----------     ----------      ----------     ----------     ----------
    Combined Daily                          149,343        148,300            0.7%        147,554        148,194           -0.4%
   Star Sunday                              182,252        180,480            1.0%        182,870        182,017            0.5%


                                    Four Weeks     Four Weeks                        13 Weeks        13 Weeks
                                      Ended          Ended                             Ended           Ended
                                     March 30       March 31                          March 30        March 31
ONLINE PAGE VIEWS (in thousands)       2003       2002 (Note 1)      Change             2003       2002 (Note 1)       Change
-------------------------------   -------------   -------------   -------------    -------------   -------------   -------------
Combined St. Louis (Note 6)              21,216          15,549            36.4%          60,347          44,529            35.5%
Combined PNI Web sites (Note 7)           7,522           7,543            -0.3%          21,565          23,315            -7.5%
Combined Tucson Web sites                 6,923           6,096            13.6%          19,653          16,003            22.8%

----------

Note 4

Part-run linage decreased principally due to the elimination of distribution to non-subscribers of the Metro Post zoned sections of the Post-Dispatch.

Note 5

Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

Note 6

Company estimate for year-to-date 2002.

Note 7

Beginning in January 2003, PNI changed the manner in which it records page view data. 2003 data may not be comparable with 2002 reported results.



                                     -###-